UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry into a Material Definitive Agreement

All references in this Current Report on Form 8-K to “Achillion,” “the Company,” “we,” “us,” “our,” or similar references refer to Achillion Pharmaceuticals, Inc., unless the context requires otherwise.

On August 30, 2012, the Company entered into a subscription agreement (the “Subscription Agreement”) with funds managed by QVT Financial LP relating to the issue and sale of an aggregate of 6,367,853 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $6.57. The shares are being offered and sold pursuant to a registration statement on Form S-3 (File No. 333-172594) and a related prospectus supplement filed with the Securities and Exchange Commission. The offering is expected to close on or about September 4, 2012, subject to customary closing conditions.

The Company expects to receive net proceeds from the common stock offering of approximately $41.7 million, after deducting estimated expenses.

The above description of the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion to the Company, dated August 30, 2012, regarding the legality of the shares of common stock to be issued and sold. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 8.01.	Other Events.

The Company issued a press release on August 30, 2012 announcing the pricing of the Common Stock described above. The full text of the press release issued in connection with this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated August 30, 2012.

10.1	Subscription Agreement, dated August 30, 2012.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1).

99.1	Press Release dated August 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2012

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated August 30, 2012.

10.1	Subscription Agreement, dated August 30, 2012.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1).

99.1	Press Release dated August 30, 2012.